UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2017

SPUTNIK ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52366	52-2348956
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

10781 Satellite Blvd

Orlando, Florida 32837

(Address of principal executive offices)

321.303.0886

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On September 28, 2017, the Company filed an Amendment to Certificate of Designation which reduced the number of authorized shares of Series A Convertible Preferred Stock to 1,000,000

The Amendment to Certificate of Designation is filed as an exhibit hereto and should be referred to for a complete description of the modification.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 3.03. Material Modification to Rights of Security Holders is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3.1	Amendment to Certificate of Designation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Sputnik Enterprises, Inc.

Date: October 3, 2017	By:	/s/ Anthony Gebbia
Anthony Gebbia
Chief Executive Officer and Director

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